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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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Date of Report (Date of Earliest Event Reported): August 6, 2002

                               EB2B COMMERCE, INC.
               (Exact Name of Registrant as Specified in Charter)


         NEW JERSEY                  0-10039                  22-2267658
(State or Other Jurisdiction of    (Commission             (I.R.S. Employer
         Incorporation)            File Number)         Identification Number)



        665 BROADWAY, NEW YORK, NEW YORK                           10012
(Address of Registrant's Principal Executive Offices)            (Zip Code)

                                 (212) 477-1700
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

(a) On August 6, 2002, eB2B Commerce, Inc. (the "Company") dismissed Deloitte & Touche LLP ("Deloitte") as independent auditors for the Company. The decision to dismiss Deloitte and to seek new accountants was approved by the Company's Board of Directors.

         The audit reports of Deloitte on the Company's financial statements for the years ended December 31, 2001 and 2000 did not contain any adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles, except that the opinion issued with the Company's financial statements for the year ended December 31, 2001 included a reference to substantial doubt that exists regarding the Company's ability to continue as a going concern.

         In connection with the audits for the years ended December 31, 2001 and 2000 and for the three month period ended March 31, 2002, there were no disagreements with Deloitte on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Deloitte, would have caused them to make reference thereto in their reports on the financial statements for such years; and there were no reportable events or disagreements with Deloitte as described in Item 304(a)(1)(iv) of the Securities and Exchange Regulation S-B.

         The Company requested that Deloitte furnish it with a letter addressed to the Securities and Exchange Commission stating whether they agree with the statements made in this Item 4, and if not, stating the respects in which they do not agree. A copy of such letter, dated August 7, 2002, has been furnished by Deloitte and is filed as Exhibit 16 to this Current Report on Form 8-K.

(b) Effective August 6, 2002, the Company engaged Miller Ellin/Company LLP ("Miller Ellin") to serve as the Company's independent auditors. During the years ended December 31, 2001 and 2000 and the interim periods of the year ending December 31, 2002 preceding the Company's engagement of Miller Ellin, neither the Company nor anyone acting on its behalf consulted with Miller Ellin regarding (i) either the application of any accounting principles to a specific transaction undertaken by the Company, either completed or proposed, or the type of audit opinion that might be rendered by Miller Ellin on the Company's financial statements; or (ii) any matter that was either the subject of a disagreement with Deloitte or a reportable event with respect to Deloitte.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)    Exhibits.

         16. Letter dated August 7, 2002 from Deloitte & Touche LLP to the Securities and Exchange Commission.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 13, 2002


                                    eB2B Commerce, Inc.


                                    By:    /s/ Richard S. Cohan
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                                    Name:  Richard S. Cohan
                                    Title: President and
                                           Chief Executive Officer